UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2017

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)
HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02    Results of Operations and Financial Condition.

On February 24, 2017, EchoStar Corporation, a Nevada corporation, issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter and year ended December 31, 2016.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated February 24, 2017 issued by EchoStar Corporation regarding financial results for the quarter and full year ended December 31, 2016.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. See “Risk Factors” in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission (the “SEC”) and in the other documents EchoStar file with the SEC from time to time.  The forward-looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: February 24, 2017	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated February 24, 2017 issued by EchoStar Corporation regarding financial results for the quarter and full year ended December 31, 2016.